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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated September 18, 1998, with respect to the financial statements of Triam Automotive Canada Inc. Plastics Division included in the Amended Current Report (Form 8-K/A) of Noble International Ltd.


Toronto, Canada                            /s/ Ernst & Young
October 7, 1998                            Chartered Accountants